UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2006
LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51360 (Commission File Number)	20-2197030 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard Englewood CO 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (303) 220-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Liberty Global, Inc. (LGI) indirectly owns 100% of Cablecom Luxembourg S.C.A. (Cablecom Luxembourg). Cablecom Luxembourg owns 100% of Cablecom Gmbh, the largest cable-based communications provider in Switzerland in terms of subscribers.

     On November 9, 2006, Cablecom Luxembourg released its results for the third quarter of 2006. The full text of that release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 is being furnished to the SEC under Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of LGI’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless LGI expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2006

LIBERTY GLOBAL, INC.
By:	/s/ LEONARD P. STEGMAN
	Name:	Leonard P. Stegman
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release